-----------------------------------------
                                      THE
                    -----------------------------------------
                                     R.O.C.
                    -----------------------------------------
                                  TAIWAN FUND
                    -----------------------------------------

                                Quarterly Report
                               September 30, 1998

================================================================================

Dear Stockholder:

The net asset value per share of The R.O.C. Taiwan Fund in the third quarter declined 6.5% after adjustment for dividends. This was less than the 9.5% fall in the Taiwan Stock Exchange Index (TAIEX). During the period, the New Taiwan dollar appreciated 0.2% against the U.S. dollar.

The Taiwan market started out the third quarter in positive territory. Boosted by strong June sales of several Taiwan computer makers coupled with the rally to record highs on the NASDAQ as several big U.S. technology companies reported better-than-expected earnings, the market rose for the first three weeks in July.

From then on, however, it was affected by the same turbulence that roiled most of the world's major bourses. First came unsettling events in Japan as the prime minister resigned in July and the yen weakened in August to an eight-year low against the U.S. dollar. These developments raised concern over a renewed regional currency crisis -- which began in July 1997 with the devaluation of the Thai baht. Most troubling, however, was the spread of the Asian financial turmoil to Latin America and Russia. The Russian government's debt default followed by the sharp fall in value of the ruble in late August sparked a major downturn in global markets.

After the TAIEX had fallen 22% from its third-quarter peak in July, the market slide halted in early September following a series of governmental measures. These

================================================================================

included tightening short-selling requirements and easing margin lending terms. In addition, financial authorities pressed listed companies to reduce new share issues.

A slowing economy also weighed on investors throughout most of the third quarter. After falling 7% in the first half of the year, Taiwan's exports -- the equivalent of about 40% of gross national product -- declined almost 10% in the third quarter under the continuing impact of weak regional demand. As a result, the government lowered its official forecast for 1998 economic growth from 6.0% to 5.3%. Even though Taiwan's exports are certain to decline for the whole year for the first time since 1982, the economy should come close to reaching the official forecast after expanding 5.5% in the first half of the year. We project 1998 growth at 5% -- a significant achievement by any measure considering that most other countries in the region are suffering recessions or worse.

To stimulate domestic demand, especially investment, Taiwan's central bank cut banks' reserve requirements twice in the third quarter and also lowered its rediscount rate. As a result, interest rates are falling. In addition, the government is supporting the economy with a major new spending plan.

Our cautious approach coupled with a slightly overweight holding in technology stocks allowed the Fund to outperform the market in the third quarter. Equity holdings were kept below 90% of total net assets throughout the

================================================================================

period. At the same time, the Fund focused on mid- and down-stream technology companies based on our judgment that they would outperform with the approach of their peak season in the fourth quarter. This proved correct: technology stocks as a whole fell less than half as much as the broad market index.

Given the instability on financial markets, we have adopted a value-oriented approach going into the fourth quarter. While concentrating on companies that remain highly profitable and trade at price-earnings multiples significantly below the market average, we have also sought to diversify the equity portfolio. Holdings of large-capitalization, blue chip issues have thus been selectively increased as a defensive tactic in view of our expectation that Taiwan's economy will continue to slow over the next six months.

We greatly appreciate your continuing support and look forward to discussing our market outlook and portfolio strategy with you in future reports.

                                   Respectfully submitted,

                                   /s/ Daniel Chiang
                                   --------------------------
                                   Daniel Chiang
                                   President

October 29, 1998

================================================================================

--------------------------------------------------------------------------------
Portfolio Highlights
September 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Security Classification
--------------------------------------------------------------------------------

                                                                        Value
Percent of Net Assets                                                   (000)
------------------------------                                        ---------
Common Stocks                                            86.43%       $ 213,981
Short-term Investments                                   17.38           43,030
                                                        ------        ---------
Total Investments                                       103.81          257,011
Liabilities Less Other Assets                            (3.81)          (9,424)
Net Assets                                              100.00%       $ 247,587
================================================================================

--------------------------------------------------------------------------------
Ten Largest Holdings
--------------------------------------------------------------------------------

                                                                      Percent of
Company                                                               Net Assets
------------------------------                                        ----------
China Motor Corp.                                                        5.43%
Compal Electronics Inc.                                                  5.27
Yulon Motor Co.                                                          4.27
Delta Electronics Inc.                                                   3.54
Hon Hai Precision Industry Co., Ltd.                                     2.95
Delpha Construction Co., Ltd.                                            2.68
Chuntex Electronic Co., Ltd.                                             2.67
Chinese Automobile Co., Ltd.                                             2.30
Yi Jinn Industrial Co., Ltd.                                             2.21
CTCI Corp.                                                               2.03

--------------------------------------------------------------------------------
Industry Diversification
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Sectors                                                   Net Assets
------------------------------                                        ----------

Computers & Office Equipment                                             16.77%
Electronics                                                              14.45
Automobile                                                               12.00
Electrical & Machinery                                                    6.49
Construction                                                              5.87
Textiles                                                                  5.38
Financials Other than Banks                                               3.48
Banking                                                                   3.42
Chemical                                                                  2.83
Plastics                                                                  2.41

================================================================================

THE R.O.C. TAIWAN FUND

Manager:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  (886) 2-2713-7702
Fax:  886-2-2717-3077

Officers and Trustees:
Theodore S. S. Cheng, Chairman and Trustee
Daniel Chiang, President and Chief Executive
   Officer, Trustee, and Fund Manager
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
   Member
Alfred F. Miossi, Trustee and Audit Committee
   Member
Li-Yin Kung, Trustee and Audit Committee
   Member
Robert Parker, Trustee and Audit Committe
   Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
   Treasurer, and Secretary

Custodian:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

Transfer Agent, Paying and Plan Agent:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.
Telephone: 800-426-5523

U.S. Administrator:
Dewe Rogerson Inc
1440 Broadway
New York, NY 10018
U.S.A.
Telephone:  (212) 688-6840

U.S. Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone:  (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.